AGREEMENT TO MODIFY DEFERRED OBLIGATIONS

     This Agreement to Modify Deferred Obligations is made as of May 28, 1999 between Cavion Technologies, Inc., a Colorado corporation (the "Company"), LanXtra, Inc., a Colorado corporation formerly known as Cavion Technologies, Inc. ("LanXtra"), and the creditors listed on the SCHEDULE OF CREDITORS attached hereto (the "Creditors").

     On February 1, 1999, the Company acquired substantially all the assets of LanXtra, and assumed certain liabilities of LanXtra, including liabilities to the Creditors. Prior to the closing of the acquisition, LanXtra and the Creditors entered into various agreements listed on the SCHEDULE OF CREDITORS (the "Deferral Agreements"). Under the Deferral Agreements, the payment of various amounts owed to the Creditors by LanXtra was deferred until the date when 100 credit unions (or equivalent entities) have subscribed and connected to the Company's secure network (the "100 Credit Union Date"), or a date measured from the 100 Credit Union Date. The parties have now agreed that the Deferral Agreements will be amended as described in this agreement.

     It is agreed as follows:

1. All obligations of LanXtra and the Company that were deferred under any of the Deferral Agreements are hereby modified as follows: all such obligations will become due and payable on the date that is fifteen days after the closing of an underwritten initial public offering of the Company's common stock pursuant to an effective registration statement (the "IPO Date").

2. The Company's $600,000 credit facility (the "Credit Facility") with US Bank, fka Colorado National Bank, will be paid in full on the date that is fifteen days after the IPO Date. Each Investor (as defined in the Termination and Modification Agreement referenced on the SCHEDULE OF CREDITORS) will execute and deliver to the Company whatever documents are necessary or appropriate in connection with extension of the maturity date of the Credit Facility to the date that is fifteen days after the IPO Date.

3. This agreement will be effective as to each Deferral Agreement of which all parties have signed this agreement. If any of the signatories referenced below do not sign this agreement, this agreement will remain in effect, but will not modify any Deferral Agreement of which that signatory is a party.

4. Except as expressly modified by this agreement, each Deferral Agreement remains unmodified and effective in accordance with its terms.


              END OF AGREEMENT [Signature Page follows next]

     IN WITNESS WHEREOF, the parties have executed this Agreement to Modify Deferred Obligations as of the date first set forth above.


CAVION TECHNOLOGIES,INC.               LANXTRA, INC.

By:/s/David J. Selina               By:/s/David J. Selina
     David J. Selina, President          David J. Selina, President

BRITISH FAR EAST HOLDINGS LTD.         WILLIAM M. B. BERGER LIVING TRUST

By:/s/Arthur Lipper III             By:/s/William B. Berger
     Arthur Lipper III, Chairman          William M. B. Berger, Trustee

/s/Martin Cooper                    FAIRWAY REALTY ASSOCIATES
  Martin Cooper


/s/Craig E. Lassen                  By:/s/Robert Ingenito
  Craig E. Lassen                        Robert Ingenito, General
                                         Partner

/s/Herman D. Axelrod                By:/s/John DiNozzi
  Herman D. Axelrod                       John DiNozzi, General Partner

/s/David J. Selina                  /s/Jeff Marshall
   David J. Selina                        Jeff Marshall

/s/Randal W. Burtis
 Randal W. Burtis

CONVERGENT COMMUNICATIONS, INC.

By:/s/John R. Evans
     John R. Evans, CEO

                                Schedule to
                 Agreement to Modify Deferred Obligations


                           Schedule of Creditors

1. Obligations deferred under Termination and Modification Agreement dated as of September 28, 1998, as amended by Amendment to Termination and Modification Agreement dated as of January 15, 1999:

   British Far East Holdings Ltd.      William M. B. Berger Living Trust
   14911 Caminito Ladera               c/o Berger Associates
   Del Mar, CA  92014-3929             210 University Blvd., Suite 900
   Attn:  Arthur Lipper III, Chairman  Denver, CO 80206

   Fairway Realty Associates           Martin Cooper
   c/o Access Direct Systems, Inc.     100 Via de la Valle
   91 Executive Boulevard              Del Mar, CA  92014
   Farmingdale, NY 11735-4713
   Attn:  Ronald J. Palumberi,
       Director of Finance

2. Obligations deferred under Agreement for Deferral of Bridge Loan dated as of December 31, 1998:

   David J. Selina                     Jeff Marshall
   5523 S. Jasper Way                  6198 South Killarney Dr.
   Aurora CO 80015                     Aurora, Colorado 80016

   Randal W. Burtis
   1665 Logan #944
   Denver, Colorado 80203

3. Obligations deferred under letter dated as of January 6, 1999:

   Convergent Communications, Inc.
   400 Inverness Drive South, Suite 400
   Englewood, CO 80112

4. Obligations deferred under Agreement for Deferral of Obligations dated as of January 18, 1999:

   Craig E. Lassen                     Herman D. Axelrod
   245 Poplar Street                   2865 Juilliard Street
   Denver, CO 80220                    Boulder CO 80303